Exhibit 10.1
FIRST AMENDMENT TO
MASTER AGREEMENT
     THIS FIRST AMENDMENT TO MASTER AGREEMENT (this “Amendment”) is dated as of July 29, 2005, by and among ARCHSTONE-SMITH TRUST, a Maryland real estate investment trust (“ASN”), ARCHSTONE-SMITH OPERATING TRUST, a Maryland real estate investment trust (“ASOT”), R&B REALTY GROUP, a California limited partnership (“R&B”), and each of the additional entities listed on the signature pages hereto (individually, a “Property Partnership,” and collectively, the “Property Partnerships”), and WORLDWIDE CORPORATE HOUSING L.P., a California limited partnership (“OCH”) (solely for purposes of Section 13 of this Amendment).
W I T N E S S E T H
     WHEREAS, ASN, ASOT, R&B and the Property Partnerships, have entered into that certain Master Agreement, dated as of February 28, 2005 (the “Master Agreement”); and
     WHEREAS, ASN, ASOT, R&B, OCH and the Property Partnerships desire to amend the Master Agreement as provided in this Amendment.
     NOW THEREFORE, in consideration of the foregoing and the agreements herein contained, ASN, ASOT, R&B and the Property Partnerships agree as follows:
     Section 1. Defined Terms. Capitalized terms used, but not defined herein, shall have the meanings given thereto in the Master Agreement.
     Section 2. Conditions Precedent.
          (a) Section 8.1(a). Section 8.1(a) of the Master Agreement is hereby amended and restated in its entirety and superceded and replaced as follows:
       “Threshold Partnership Approval. (i) On or prior to the twenty-fifth (25th) day following the end of the Due Diligence Period (unless the applicable Closing has been extended in accordance with Section 10.1, then by the fifty-fifth (55th) day), or (ii) on or prior to such later date as ASOT, ASN and the applicable Property Partnerships otherwise mutually agree in writing, each of the Property Partnerships owning an ASOT Key Property (or tenancy-in common interest therein) shall have obtained the applicable Partnership Approval, to transfer such ASOT Key Property (or tenancy-in common interest therein) to ASOT (collectively, the “Threshold Partnership Approvals”). ASOT’s determination not to terminate this Agreement due to the failure of the applicable Property Partnerships to obtain the Partnership Approvals as to one or more ASOT Key Properties (or tenancy-in common interest therein), and to accept the contributions with respect to one or more of the other Properties, shall not by itself affect or limit ASOT’s right to terminate the Agreement in conjunction with the failure of the applicable Property Partnerships to obtain the Partnership Approvals with respect to another ASOT Key Propert(ies).”

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          (b) Section 8.2(c). Section 8.2(c) of the Master Agreement is hereby amended and restated in its entirety and superceded and replaced as follows:
       “Partnership Approval. (i) On or prior to the twenty-fifth (25th) day following the end of the Due Diligence Period (unless the applicable Closing has been extended in accordance with Section 10.1, then by the fifty-fifth (55th) day), or (ii) on or prior to such later date as ASOT, ASN and the applicable Property Partnerships otherwise mutually agree in writing, each of the Property Partnerships that owns the applicable Property (or tenancy-in-common interests therein) shall have obtained the requisite Partnership Approval.”
          (c) Section 8.2(h). A new Section 8.2(h) is hereby added to Section 8.2 of the Master Agreement to provide as follows:
       “Right of First Refusal. As to the Property identified on Schedule 2.1 attached hereto as the Gaithersburg Property, on or prior to December 31, 2005, 2005, (or on or prior to such later date as ASOT, ASN and South Bay Club Apartments—Van Nuys (“SBCA”) otherwise mutually agree in writing) SBCA shall have received evidence satisfactory to SBCA, ASOT and the Title Company (such that the Title Company can insure the conveyance of title to ASOT without exception for, and affirmatively insuring over, the right of first refusal as it relates to the conveyance of title to ASOT) that the right of first refusal, if any, to acquire the Gaithersburg Property with respect to the transfer of the Gaithersburg Property to ASOT has been waived or forfeited or does not exist (collectively “Title Evidence”); provided, the Gaithersburg Property shall not be taken into account in determining whether four or more Properties remain to be contributed under this Agreement in the event that ASOT elects not close the transaction with respect to the Gaithersburg Property because of the failure of the condition precedent set forth in this Section 8.2(h). In the event the condition set forth in this Section 8.2(h) is not satisfied because the Title Evidence has not been obtained by the date specified herein, ASOT shall have a continuing right to terminate this Agreement as to the Gaithersburg Property in accordance with Section 11.3(d) unless and until the Title Evidence required by this Section 8.2(h) has been obtained. However, once the Title Evidence required under this Section 8.2(h) has been obtained without this Agreement having been previously terminated as to Gaithersburg, the condition set forth in this Section 8.2(h) shall conclusively be deemed to have been satisfied, irrespective of whether the Title Evidence was obtained within the deadline set forth above, and there shall be no right to terminate this Agreement as to Gaithersburg under this Section 8.2(h) arising from the failure to obtain the Title Evidence by the deadline set forth herein.”
          (d) Section 9.2(b). Section 9.2(b) of the Master Agreement is hereby amended and restated in its entirety and superceded and replaced as follows:
       “Partnership Approval. (i) On or prior to the twenty-fifth (25th) day following the end of the Due Diligence Period (unless the applicable Closing has been extended in accordance with Section 10.1, then by the fifty-fifth (55th) day), or (ii) on or prior to such later date as ASOT, ASN and the applicable Property Partnership otherwise mutually agree in writing, each of the Property Partnerships that owns the applicable Property (or tenancy-in-common interests therein) shall have obtained the requisite Partnership Approval.”

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          (e) Section 9.2(j). A new Section 9.2(j) is hereby added to Section 9.2 of the Master Agreement to provide as follows:
       “Right of First Refusal. As to the Property identified on Schedule 2.1 attached hereto as the Gaithersburg Property, on or prior to December 31, 2005 (or on or prior to such later date as ASOT, ASN and SBCA otherwise mutually agree in writing), SBCA, ASOT and the Title Company shall have received the Title Evidence. In the event the condition set forth in this Section 9.2(j) is not satisfied because the Title Evidence has not been obtained by the date specified herein, SBCA shall have a continuing right to terminate this Agreement as to Gaithersburg in accordance with Section 11.4(c) unless and until the Title Evidence required by this Section 9.2(j) has been obtained. However, once the Title Evidence required under this Section 9.2(j) has been obtained without this Agreement having been previously terminated as to Gaithersburg, the condition set forth in this Section 9.2(j) shall conclusively be deemed to have been satisfied, irrespective of whether the Title Evidence was obtained within the deadline set forth above, and there shall be no right to terminate this Agreement as to Gaithersburg under this Section 9.2(j) arising from the failure to obtain the Title Evidence within the deadline set forth herein.”
          Section 3. Indemnification and Reimbursement.
          (a) Definitions. The following definitions are hereby added to Article I of the Master Agreement:
          “Consent to Transfer Agreement” means an agreement among one or more of the Property Partnerships and the lender of any Subject to Debt with respect to the transfer of any Subject to Debt Properties by the applicable Property Partnerships to an ASOT Acquiring Party without regard to ASOT’s intention to repay or assume such Subject to Debt following the applicable Closing.
          “Transfer Agreement” means an agreement among ASOT and/or ASN and the lender of any Subject to Debt with respect to the transfer of any Subject to Debt Properties by the applicable Property Partnerships to an ASOT Acquiring Party without regard to ASOT’s intention to repay or assume such Subject to Debt following the applicable Closing.
          “Transfer Fee” has the meaning set forth in Section 12.11.
          (b) Indemnification with respect to Subject to Debt. For purpose of the Master Agreement and the application of Article XII, a new Section 12.2(e) is added to Article XII of the Master Agreement to provide as follows:
       ”(e) if ASOT repays any Subject to Debt after the applicable Closing within the period provided for under the applicable Transfer Agreement, any claims, suits or proceedings brought against ASOT or ASN asserted by any lender of such Subject to Debt with respect to matters accruing or arising prior to the applicable Closing Date in the event that one or more Property Partnerships have entered into a Consent to Transfer Agreement with respect to any Subject to Debt.”

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          (c) Indemnification with respect to Assumed Debt. For purpose of the Master Agreement and the application of Article XII, a new Section 12.2(f) is added to Article XII of the Master Agreement to provide as follows:
          “(f) any claims, suits or proceedings brought against ASOT or ASN asserted by any lender of Assumed Debt with respect to matters accruing or arising prior to the applicable Closing Date other than liability with respect to environmental and Hazardous Material liabilities under customary loan document provisions and other than the obligation to repay the outstanding principal amount of the Assumed Debt and all accrued and unpaid interest thereon as shown on the applicable Loan Amount Statement.”
          (d) Indemnification with respect to Subject to Debt. For purposes of the Master Agreement and the application of Article XII, a new Section 12.3(e) is added to Article XII of the Master Agreement to provide as follows:
       “(e) if ASOT does not repay any Subject to Debt immediately after the applicable Closing and ASOT is unable to obtain a release with respect to any such Subject to Debt as provided in Section 6.3(b), any claims, suits or proceedings brought against R&B and/or any Property Partnership and/or any principal of any of the foregoing having any liability with respect to any portion of any such Subject to Debt asserted by any lender of Subject to Debt with respect to matters first accruing or arising on or after the applicable Closing Date or with respect to environmental and Hazardous Material liabilities.”
          (e) Indemnification with respect to Assumed Debt. For purposes of the Master Agreement and the application of Article XII, a new Section 12.3(f) is added to Article XII of the Master Agreement to provide as follows:
       “(f) if ASOT is unable to obtain a release with respect to any portion of the Assumed Debt or any liability thereunder, as provided in Section 6.3(a), any claims, suits or proceedings brought against R&B and/or any Property Partnership and/or any principal of any of the foregoing having any liability with respect to any portion of any such Assumed Debt asserted by any lender of Assumed Debt with respect to matters first accruing or arising on or after the applicable Closing Date.”
          (f) Application of Section 12.4. For purposes of clarity, with respect to (i) the indemnification obligations set forth in Sections 12.2(e) and (f) of the Master Agreement and 12.3(e) and (f) of the Master Agreement, the limits and thresholds with respect to indemnification described in Section 12.4 of the Master Agreement shall not apply and (ii) each Property Partnership’s indemnification obligations set forth in Sections 12.2(e) and (f) of the Master Agreement, such indemnification obligations shall only apply to the extent related to such Property Partnership and its Property.

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          (g) Transfer Fee. For purposes of the Master Agreement and the application of Article XII, a new Section 12.11 is added to Article XII of the Master Agreement to provide as follows:
       “12.11 Transfer Fee. In connection with the transfer of one or more Subject to Debt Properties, the applicable Property Partnership(s) might enter into a Consent to Transfer Agreement with the lender of such Subject to Debt and pay a transfer, waiver, or consent fee in connection therewith (the “Transfer Fee”). Such Transfer Fee will be refunded to the applicable Property Partnership under the terms of the Consent to Transfer Agreement upon ASOT’s subsequent assumption or satisfaction of the applicable Subject to Debt in accordance with the terms of the Transfer Agreement. In the event that ASOT does not assume or pay off any such Subject to Debt within the time set forth in the applicable Transfer Agreement (or if the applicable Transfer Agreement provides ASOT with a credit for all or any portion of the Transfer Fee), ASOT shall pay to the applicable Property Partnership an amount in cash equal to (i) the amount of the Transfer Fee paid by such Property Partnership with respect to such Subject to Debt or (ii) if the applicable Transfer Agreement provides ASOT with a credit for a portion of the Transfer Fee, such portion of the Transfer Fee.”
     Section 4. Contribution Value.
          (a) Section 2.3(a) of the Master Agreement. Section 2.3(a) of the Master Agreement is hereby amended and restated in its entirety and superceded and replaced as follows:
     “Contribution Value. The value of each of the Properties to be contributed to the ASOT Acquiring Party pursuant to this Agreement is identified on Schedule 2.1 attached hereto and the value of the R&B Property to be contributed to the ASOT Acquiring pursuant to this Agreement is $35,000,000.00 (each value so identified is hereinafter the “Contribution Value”); provided, however, the Contribution Value of the Property described in Schedule 2.1 as the San Jose South Property shall be $97,138,000, but is subject to a reduction of $2,000,000 (the “Reimbursement Amount”) in the event that after February 1, 2006, ASOT reasonably determines that the San Jose South Property does not have the entitlements described in Schedule 2.3(a) attached hereto. Concurrently with the Closing of the San Jose South Property, ASOT shall deposit in escrow with the Title Company cash and Units (the value of Units and the amount of cash to be deposited into the escrow to be in the same proportion as the value of Units issued and cash paid at Closing, without regard to the Reimbursement Amount) in an amount equal to the Reimbursement Amount (the number of Units for this purpose determined by dividing the amount to be issued by ASOT in Units by the Common Share Value (the “San Jose Escrowed Units”)). ASOT shall, for all purposes, treat the San Jose Escrowed Units and all other amounts set aside in the escrow as outstanding and owned by San Jose Country Club during the period the San Jose Escrowed Units and all other amounts held by the Title Company. Distributions made by ASOT with respect to the San Jose Escrowed Units and other income earned on the amounts set aside in the escrow during the period the San Jose Additional Escrowed Units (and other amounts) are held by the Title Company, shall be distributed to the Title Company and held for the benefit of

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San Jose Country Club. In the event that on or prior to February 1, 2006, ASOT reasonably determines that the San Jose South Property does have the entitlements described in Schedule 2.3(a) attached hereto, the San Jose Escrowed Units and the other amounts held by the Title Company shall be released to San Jose Country Club (or its designee(s)) together with any distributions paid thereon immediately following ASOT’s determination regarding the entitlements. If, after February 1, 2006, ASOT reasonably determines that the San Jose South Property does not have the entitlements described in Schedule 2.3(a) attached hereto, upon such determination, the San Jose Escrowed Units and the other amounts held by the escrow agent, together with any distributions paid thereon, shall be returned to ASOT. ASOT hereby appoints San Jose Country Club as its agent for the purpose of continuing to process said entitlements and agrees to cooperate with San Jose Country Club and execute such documents as may be reasonably requested by San Jose Country Club in connection with processing and obtaining said entitlements; provided that the foregoing shall be at no cost, expense or liability to ASOT and shall not jeapordize any existing entitlements.”
          (b) Marina del Rey Contribution Value. The indebtedness identified on the Debt Schedule as the Marina del Rey 2nd Trust Deed in the amount of $1,535,869 is hereby deleted from the Debt Schedule as an Assumed Debt Loan. Accordingly, the ASOT Acquiring Party shall not assume the Marina del Rey 2nd Trust Deed and, accordingly, the Contribution Value of the Marina del Rey Property shall not be reduced by the amount of the Marina del Rey 2nd Trust Deed. The applicable Property Partnership that owns the Marina del Rey Property hereby agrees to a reduction in the Contribution Value of the Marina del Rey Property in the amount of $600,000 on account of agreed to capital repairs to the garage located on such Property in accordance with the Contribution Agreement for the Marina del Rey Property.
          (c) Issuance of Units. ASOT acknowledges and agrees that although the Unit certificates will not be delivered until approximately 75 days after the Closing Date, the Units will be deemed issued to those Persons identified as Unit recipients on Schedule 2.2 of each Contribution Agreement as of the Closing Date and the Unit holders will be reflected on ASOT’s books and records as Unit holders as of the Closing Date.
     Section 5. Loan Amount Statements. The last sentence of Section 2.3(b)(iv) of the Master Agreement is hereby amended and restated in its entirety and superceded and replaced as follows:
       “ASOT agrees that on or prior to April 19, 2005, ASOT will identify to the applicable Property Partnership or Property Partnerships in writing whether the applicable Property Partnership or Property Partnerships will need to provide a Loan Amount Statement pursuant to clause (B) of this Section 2.3(b)(iv) or clause (C) of this Section 2.3(b)(iv) with respect to the Assumed Debt.”
     Section 6. Operational Taxes. Except to the extent of any reduction in Contribution Values, prorations, or other adjustment at Closing for Operational Taxes, each of the Property Partnerships shall be solely responsible for payment of Operational Taxes with respect to the period prior to the Closing. In the event of any governmental audit or review which determines that any Operational Taxes are unpaid with respect to any period prior to Closing, R&B and the

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Property Partnership to which the unpaid Operational Tax relates shall indemnify ASOT against, and agrees to hold ASOT harmless from, any and all Losses incurred or suffered by ASOT arising out of such unpaid Operational Taxes, including without limitation, any liens associated therewith, in accordance with Section 12.2(a) of the Master Agreement as if such unpaid Operational Taxes were a breach of a Tax Warranty and Covenant; provided that the Property Partnerships shall not be jointly and severally obligated to provide indemnity under this Section 7 as would otherwise be required under Section 12.2(a) of the Master Agreement (i.e., a Property Partnership that is not subject to the determination described in this Section 6 shall have no liability or obligation whatsoever to provide indemnity under this Section 6). “Operational Taxes” mean taxes payable to the various local governments attributable to the operations of the Property, including business and occupation taxes, use taxes, sales taxes, gross receipts taxes, and use-based or business taxes, but exclusive of real estate taxes and assessments. ASOT acknowledges that any refund or rebate of Operational Taxes or real estate taxes and other assessments attributable to the period prior to the Closing shall be the property of the applicable Property Partnership. In the event that ASOT, an ASOT Acquiring Party, or a Title Owning Entity shall receive the proceeds of a tax refund or rebate attributable to the period prior to Closing, ASOT shall notify R&B and the applicable Property Partnership of the amount of such tax refund or rebate and ASOT shall pay to R&B or the applicable Property Partnerships the amount of such tax refund or rebate. ASOT agrees and acknowledges that R&B and the Property Partnerships shall have the right to retain any tax refund or rebate attributable to the period prior to the Closing. The provisions of this Section 6 shall survive the Closing.
     Section 7. Philadelphia Put Agreement. Concurrently with the Closing of the R&B Property, ASOT shall deposit in escrow with the Title Company a number of Units equal to $497,319, divided by the Common Share Value (the “Escrowed Units”). ASOT shall, for all purposes, treat the Escrowed Units as outstanding and owned by the R&B Partners during the period the Escrowed Units are held by the Title Company, and all distributions made by ASOT with respect to the Escrowed Units during the period the Escrowed Units are held by the Title Company shall be distributed to the Title Company and held for the benefit of the R&B Partners. In the event that (i) the Philadelphia Put Agreement is not exercised by South Bay Club Apartments — Mid Wilshire on or before March 31, 2006 or (ii) the Philadelphia Put Agreement is exercised by South Bay Club Apartments — Mid Wilshire on or before March 31, 2006, but the closing of the Philadelphia Property fails to occur other than as a result of a breach by ASOT of its obligations under the Philadelphia Put Agreement, the Escrowed Units shall be returned to ASOT together with any distributions paid thereon. In the event that the Philadelphia Property is acquired by ASOT in accordance with the Philadelphia Put Agreement, the Escrowed Units shall be released to the R&B Partners together with any distributions paid thereon concurrently with the closing of such acquisition.
     Section 8. Employees of R&B.
          (a) Accrued Vacation and Sick Pay. Section 7.5(b) of the Master Agreement is hereby amended and restated in its entirety and superceded and replaced as follows:
       “ASOT shall assume R&B’s obligation to pay each Hired Employee the accrued vacation and sick pay (“Accrued Vacation and Sick Pay Obligations”) and/or accrued bonus to which such Hired Employee was entitled as of the Closing in accordance with

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the terms of R&B’s vacation and sick pay policies and/or bonus policies, as applicable. In the event that ASOT has assumed R&B’s obligations pursuant to this Section 7.5(b) with respect to Accrued Vacation and Sick Pay Obligations and/or accrued bonuses for Hired Employees, R&B shall transfer to ASOT (or R&B Realty Group II as part of the contribution of the R&B Property to ASOT) at the Closing cash equal to the aggregate accrued obligations assumed by ASOT pursuant to this Section 7.5(b); provided, however, if the Contribution Value of a Property is reduced in accordance with the Master Agreement and/or the applicable Contribution Agreement for the Accrued Vacation and Sick Pay Obligations and/or accrued bonuses assumed by ASOT pursuant to this Section 7.5(b), the amount of cash to be transferred by R&B to ASOT (or R&B Realty Group II as part of the contribution of the R&B Property to ASOT) for such aggregate accrued obligations in accordance with this Section 7.5(b) with respect to such Property shall be reduced by the amount of any such reduction in the Contribution Value of such Property. ASOT hereby agrees to indemnify R&B from and against any Loss incurred or suffered by R&B arising out of any of the Accrued Vacation and Sick Pay Obligations and/or accrued bonus assumed by ASOT pursuant to this Section 7.5(b) with respect to any claim arising with respect thereto for the period after the applicable Closing, except to the extent such Loss suffered by R&B arises from any deficiency or invalidity of the employee consent to transfer vacation account dated July 26, 2005. R&B hereby agrees to indemnify ASOT from and against any Loss incurred or suffered by ASOT arising out of any of the Accrued Vacation and Sick Pay Obligations and/or accrued bonus not assumed by ASOT hereunder with respect to any claim arising with respect thereto for the period prior to the applicable Closing. With respect to the indemnifications set forth in this Section 7.5(b), the limits and thresholds with respect to indemnification described in Section 12.4, shall not apply.”
          (b) New Section 7.5(f). For purpose of the Master Agreement and the application of Section 7.5, a new Section 7.5(f) is added to Section 7.5 of the Master Agreement to provide as follows:
       “(f) Each of the rights and obligations of ASOT set forth in this Section 7.5 shall, upon the contribution of the R&B Membership Interests to ASOT in accordance with Section 2.2, also be the rights and obligations of R&B Realty Group II. All cash transfers required to be made by R&B to ASOT in accordance with this Section 7.5 shall be made (and treated by R&B, ASOT and ASN) as part of the contribution of the R&B Property to ASOT for which the R&B Partners are receiving the Contribution Value hereunder.”
          (c) New Section 7.5(g). For purpose of the Master Agreement and the application of Section 7.5, a new Section 7.5(g) is added to Section 7.5 of the Master Agreement to provide as follows:
       “(g) Notwithstanding anything in this Agreement to the contrary, ASOT hereby agrees to indemnify R&B and its respective Affiliates against and hold R&B and its Affiliates harmless from any and all Losses arising out of or otherwise in respect of (i) any claim made or arising after the Closing by any Hired Employee against R&B or any of its Affiliates for any action taken after the Closing by ASOT, ASN or

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their Affiliates, (ii) any claim for payments or benefits by any Hired Employees or their beneficiaries under any ASOT Plans (including the ASOT Cafeteria Plan) arising after the Closing, and (iii) any failure of ASOT to discharge its obligations under this Section 7.5. Notwithstanding anything in this Agreement to the contrary, R&B hereby agrees to indemnify ASOT and its respective Affiliates against and hold ASOT and its Affiliates harmless from any and all Losses arising out of or otherwise in respect of (i) any claim made or arising prior to the Closing by any Hired Employee against ASOT or any of its Affiliates for any action taken prior to the Closing by R&B, (ii) any claim for payments or benefits by any Hired Employees or their beneficiaries under any R&B benefit plan (including the R&B Cafeteria Plan) arising after the Closing, and (iii) any failure of R&B to discharge its obligations under this Section 7.5(g). With respect to the indemnifications set forth in this Section 7.5(g), the limits and thresholds with respect to indemnification described in Section 12.4, shall not apply.”
     Section 9. Closing.
       (a) Initial Properties. On or about April 29, 2005, ASOT extended the Due Diligence Period in accordance with Section 3.2 of the Master Agreement such that the Due Diligence Period with respect to all Properties expired on May 29, 2005. Further, on or about April 29, 2005, R&B and the Property Partnerships elected to extend the Closings of all of the Properties for an additional thirty (30) day period in accordance with Section 10.1 of the Master Agreement (such that (i) the Unit/Cash Election Date with respect to each Property Partnership became June 28, 2005, and (ii) Partnership Approvals and county and lender consents were be to obtained, in accordance with Article VI and VIII on or before July 23, 2005). Accordingly, by virtue of Article X of the Master Agreement, the Closings of all of the Properties are scheduled to occur ninety (90) days after the expiration of the Due Diligence Period (as extended), August 27, 2005, unless the parties otherwise mutually agree and except as otherwise provided by the last two sentences of Section 10.1 of the Master Agreement. Notwithstanding that the Closings have been extended for purposes of the Master Agreement and are scheduled to occur on or around August 27, 2005, assuming the satisfaction or waiver of the conditions set forth in Article VIII and IX, ASOT, ASN, R&B and the Property Partnerships hereby agree that the Closing of the contribution of all of the Properties (other than the Properties identified on Schedule 2.1 of the Master Agreement as Dulles, Gaithersburg and Falls Church) shall occur on or around July 28, 2005 (the “Anticipated Closing Date”) unless ASOT, R&B and the Property Partnerships agree to close the contribution of one or more of the Properties on a different date in accordance with the terms of the Master Agreement. In addition, pursuant to that certain Letter Agreement dated July 21, 2005, among ASOT, ASN, the Property Partnerships and R&B (the “Letter Agreement”), the parties agreed that the Third Party Approval Date (as defined in the Letter Agreement) with respect to each Property has been extended to the earlier to occur of the actual Closing of the applicable Property and September 1, 2005. Notwithstanding the earlier scheduled Closing as provided under this Section 10, (i) R&B and each Property Partnership made its effective Unit/cash elections on or prior to the Unit/Cash Election Date in accordance with Article II of the Master Agreement and (ii) all dates and time periods under the Master Agreement measured or determined by reference to the expiration of the Due Diligence Period and/or the Closing shall not be affected by the

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earlier Closing provided by this Section 10. Further, ASOT and ASN acknowledge that neither ASOT nor ASN has any right to terminate the Master Agreement or any one or more of the Contribution Agreements with respect to any of the Properties pursuant to Section 11.1(b) or 11.3(b) of the Master Agreement.
       (b) Gaithersburg. Assuming the satisfaction or waiver of the conditions set forth in Articles VIII and IX of the Master Agreement (as amended by this First Amendment) as solely applicable to the Property identified on Schedule 2.1 of the Master Agreement as Gaithersburg, ASOT, ASN, R&B and the Property Partnerships hereby agree that the Closing of Gaithersburg shall occur (if at all) on or before February 1, 2006, unless ASOT and SBCA otherwise mutually agree that the Closing of Gaithersburg will occur at a later date. Further, ASOT, ASN, and SBCA hereby agree that, solely with respect to Gaithersburg, the date to obtain the various lender, partner and other third-party approvals under the Master Agreement with respect to Gaithersburg (the “Gaithersburg Approvals”) is hereby extended until the earlier to occur of the actual Closing of Gaithersburg and December 31, 2005. In the event the Gaithersburg Approvals have not been obtained by December 31, 2005, ASOT and SBCA each shall have a continuing right to terminate the Master Agreement as to the Gaithersburg Property in accordance with Section 11.3(d) of the Master Agreement unless and until the Gaithersburg Approvals have been obtained. However, once the Gaithersburg Approvals have been obtained without the Master Agreement having been previously terminated as to the Gaithersburg Property, the conditions set forth in Sections 8.2(a), (b) and (c) and in Sections 9.2(b), (c) and (d) of the Master Agreement shall conclusively be deemed to have been satisfied, irrespective of whether the Gaithersburg Approvals were obtained on or prior to December 31, 2005, and there shall be no right to terminate the Master Agreement as to arising from the failure to obtain the Gaithersburg Approvals. Further, in the event that the Closing of Gaithersburg fails to occur, the $3,000,000 threshold and the $20,000,000 limit set forth in Section 12.4 of the Master Agreement shall be further reduced by $271,381 and $1,809,208, respectively, and SBCA shall have no indemnification obligations to ASOT or ASN pursuant to Article XII of the Master Agreement.
       (c) Dulles. Assuming the satisfaction or waiver of the conditions set forth in Article VIII and IX of the Master Agreement (as amended by this First Amendment) as solely applicable to the Property identified on Schedule 2.1 of the Master Agreement as Dulles, ASOT, ASN, R&B, and the Property Partnerships hereby agree that the Closing of Dulles shall occur on or before February 1, 2006, unless ASOT and the Property Partnerships identified in the Master Agreement as Marbrisas Holdings, LLC and Westside Country Club Apartments otherwise mutually agree that the Closing of Dulles Property will occur at a later date; provided, the Dulles Property shall not be taken into account in determining whether four or more Properties remain to be contributed under the Master Agreement. Further, ASOT, ASN, Marbrisas Holdings, LLC and Westside Country Club Apartments hereby agree that, solely with respect to Dulles, the date to obtain the various lender, partner and other third-party approvals under the Master Agreement with respect to Dulles (the “Dulles Approvals”) is hereby extended until the earlier to occur of the actual Closing of Dulles and December 31, 2005. In the event the Dulles Approvals have not been obtained by December 31, 2005, ASOT, on the one

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hand, and Marbrisas Holdings, LLC and Westside Country Club Apartments, on the other hand, each shall have a continuing right to terminate the Master Agreement as to the Dulles Property in accordance with Section 11.3(d) of the Master Agreement unless and until the Dulles Approvals have been obtained. However, once the Dulles Approvals have been obtained without the Master Agreement having been previously terminated as to the Dulles Property, the conditions set forth in Sections 8.2(a), (b) and (c) and in Sections 9.2(b), (c) and (d) of the Master Agreement shall conclusively be deemed to have been satisfied, irrespective of whether the Dulles Approvals were obtained on or prior to December 31, 2005, and there shall be no right to terminate the Master Agreement as to arising from the failure to obtain the Dulles Approvals. Further, in the event that the Closing of Dulles fails to occur, the $3,000,000 threshold and the $20,000,000 limit set forth in Section 12.4 of the Master Agreement shall be further reduced by $162,393 and $1,082,617, respectively, and Marbrisas Holdings, LLC and Westside Country Club Apartments shall have no indemnification obligations to ASOT or ASN pursuant to Article XII of the Master Agreement.
       (d) Falls Church. With respect to the Property identified on Schedule 2.1 of the Master Agreement as Falls Church, ASOT, ASN and the Property Partnership identified in the Master Agreement as Falls Church Country Club Apartments hereby mutually agree to terminate the Master Agreement with respect to the Falls Church Property in accordance with and pursuant to Sections 11.3(a) and 11.4(a) of the Master Agreement. As a consequence of this termination of the Falls Church Property, the $3,000,000 threshold and the $20,000,000 limit set forth in Section 12.4 of the Master Agreement, shall be further reduced by $145,091 and $967,272, respectively, and Falls Church Country Club Apartments shall have no indemnification obligations to ASOT or ASN pursuant to Article XII of the Master Agreement.
     Section 10. Mid-Wilshire Assignment. Mid-Wilshire has heretofore assigned all of its right, title and interest in the Property identified on Schedule 2.1 to the Master Agreement as the San Francisco Property to a Title Owning Entity (the “Mid-Wilshire TOE”) and distributed the interests in Mid-Wilshire TOE pro rata to all of Mid-Wilshire’s partners. By its execution hereof, ASOT acknowledges that Mid-Wilshire TOE hereby succeeds to all of the rights and obligations of Mid-Wilshire under the terms of the Master Agreement as the Property Partnership that owns the San Francisco Property and Mid-Wilshire TOE hereby agrees to assume and to be bound by all of the obligations of Mid-Wilshire under the Master Agreement with respect to the San Francisco Property; provided, Mid-Wilshire shall remain liable for its obligation under the Master Agreement.
     Section 11. Escrowed Amounts.
       (a) Gaithersburg Property. Concurrently with the Closing of the R&B Property, ASOT shall deposit in escrow with the Title Company a number of Units equal to $3,166,605 divided by the Common Share Value (the “Gaithersburg Additional Escrowed Units”). ASOT shall, for all purposes, treat the Gaithersburg Additional Escrowed Units as outstanding and owned by the R&B Partners during the period the Gaithersburg Additional Escrowed Units are held by the Title Company, and all distributions made by ASOT with respect to the Gaithersburg Additional Escrowed Units

11	First Amendment to Master Agreement

during the period the Gaithersburg Additional Escrowed Units are held by the Title Company shall be distributed to the Title Company and held for the benefit of the R&B Partners. In the event that the Closing of the acquisition of Gaithersburg fails to occur other than as a result of a breach by ASOT or ASN under the Master Agreement, the Gaithersburg Additional Escrowed Units shall be returned to ASOT together with any distributions paid thereon. In the event that Gaithersburg is acquired by ASOT, the Gaithersburg Additional Escrowed Units shall be released to the R&B Partners together with any distributions paid thereon concurrently with the closing of such acquisition.
       (b) Dulles Property. Concurrently with the Closing of the R&B Property, ASOT shall deposit in escrow with the Title Company a number of Units equal to $1,894,550 divided by the Common Share Value (the “Dulles Additional Escrowed Units”). ASOT shall, for all purposes, treat the Dulles Additional Escrowed Units as outstanding and owned by the R&B Partners during the period the Dulles Additional Escrowed Units are held by the Title Company, and all distributions made by ASOT with respect to the Dulles Additional Escrowed Units during the period the Dulles Additional Escrowed Units are held by the Title Company shall be distributed to the Title Company and held for the benefit of the R&B Partners. In the event that the Closing of the acquisition of Dulles fails to occur other than as a result of a breach by ASOT or ASN under the Master Agreement, the Dulles Additional Escrowed Units shall be returned to ASOT together with any distributions paid thereon. In the event that Dulles is acquired by ASOT, the Dulles Additional Escrowed Units shall be released to the R&B Partners together with any distributions paid thereon concurrently with the closing of such acquisition.
     Section 12. Contribution Value Adjustments. Section 12.8 of the Master Agreement is hereby amended and restated in its entirety and superceded and replaced as follows:
       “12.8 Contribution Value Adjustments. To the extent permitted by law, any amounts payable under Section 12.2 or 12.3 shall be treated by ASOT and the applicable Property Partnership(s) as an adjustment to the Contribution Value of the applicable Property in accordance with Article II of the Agreement.”
     Section 13. OCH Units. Section 6.12 of the Master Agreement is hereby amended and restated in its entirety and superceded and replaced as follows:
       “Section 6.12. OCH Units. With respect to those Properties which are not Leased Properties, the applicable Rent Roll may have Leases under which the tenant of record is “OCH” or “Oakwood Corporate Housing” or “Worldwide Corporate Housing” (the “OCH Leases”). The OCH Leases have varying lease expiration dates. As of the Closing of each non-Leased Property, the applicable Property Partnership agrees to assign, and ASOT agrees to assume on and after the applicable Closing, the obligations of the landlord under such OCH Leases in place pursuant to a Bill of Sale and Assignment of Leases. Notwithstanding the term of, or any other provision contained in, any of such OCH Leases, OCH hereby acknowledges and agrees that (a) the maximum number of OCH Leases that OCH is permitted to terminate with respect to a Property in any particular month is the greater of (i) eight percent (8%) of the OCH Leases at such

12	First Amendment to Master Agreement

Property in place as of the applicable Closing, or (ii) five OCH Leases at such Property, and (b) the OCH Lease rental rate, as shown on the applicable Property’s Rent Roll as of the applicable Closing, shall remain in effect through December 31, 2005. Prior to January 1, 2006, OCH and ASOT shall mutually agree to a new rental rate for the OCH Leases commencing January 1, 2006.”
     Section 14. Effect of Amendment. Except as amended by the provisions hereof (and the Letter Agreement), the Master Agreement shall remain in full force and effect in accordance with its terms.
     Section 15. Assignment. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
     Section 16. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     Section 17. Language. The parties agree that the language used in this Amendment is the language chosen by the parties to express their mutual intent, and that no rule of strict construction is to be applied against any party.
     Section 18. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Maryland without giving effect to the principles of conflicts of law thereof.
[Remainder of Page Intentionally Left Blank]

13	First Amendment to Master Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

ARCHSTONE-SMITH TRUST
By:	/s/ Thomas S. Reif
Name:	Thomas S. Reif
Its:	Group Vice President and Assistant General Counsel

ARCHSTONE-SMITH OPERATING TRUST
By:	/s/ Thomas S. Reif
Name:	Thomas S. Reif
Its:	Group Vice President and Assistant General Counsel

S-1	First Amendment to Master Agreement

R&B REALTY GROUP,
a California limited partnership

By:	HFR R&B Holdings, LLC,
a Delaware limited liability company,
Class A General Partner

	By:	Howard F. Ruby, Trustee of The
Howard F. Ruby Trust, u/a dated
September 5, 1978, as amended,
Member

		By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for
Howard F. Ruby, Trustee

By:	ERB R&B Holdings, LLC,
a Delaware limited liability company,
Class A General Partner

	By:	Edward R. Broida, Trustee of The
Edward R. Broida Trust No. 1, u/a dated
April 2, 1976, as amended, Member

		By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for
Edward R. Broida, Trustee

S-2	First Amendment to Master Agreement

ALEXANDRIA WEST COAST INVESTORS, LLC,
a Delaware limited liability company

By:	/s/ Darby T. Keen

Darby T. Keen, Manager

By:	Edward R. Broida, Manager

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward
R. Broida

S-3	First Amendment to Master Agreement

FALLS CHURCH COUNTRY CLUB APARTMENTS, L.P.,
a Virginia limited partnership

By:	HFR Partnership Holdings, LLC,
a Delaware limited liability company,
General Partner

	By:	Howard F. Ruby, Manager

		By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F.
Ruby

By:	ERB Partnership Holdings, LLC,
a Delaware limited liability company,
General Partner

	By:	Edward R. Broida, Manager

		By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R.
Broida

S-4	First Amendment to Master Agreement

GARDEN GROVE COUNTRY CLUB APARTMENTS,
a California limited partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby
Trust, u/a dated September 5, 1978, as amended,
General Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F.
Ruby, Trustee

By:	Edward R. Broida, Trustee of The Edward R. Broida
Trust No. 1, u/a dated April 2, 1976, as amended,
General Partner

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R.
Broida, Trustee

S-5	First Amendment to Master Agreement

KIP PROPERTIES, LLC,
a California limited liability company

By:	Howard F. Ruby, Trustee of The
Howard F. Ruby Trust, u/a dated
September 5, 1978, as amended,
Class B Member

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact
for Howard F. Ruby, Trustee

By:	Edward R. Broida, Trustee of The
Edward R. Broida Trust No. 1, u/a
dated April 2, 1976, as amended, Class B Member

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for
Edward R. Broida, Trustee

S-6	First Amendment to Master Agreement

MARBRISAS HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Darby T. Keen

Darby T. Keen, Manager

By:	Edward R. Broida, Manager

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward
R. Broida

S-7	First Amendment to Master Agreement

MARINA DEL REY COUNTRY CLUB APARTMENTS,
a California general partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby
Trust, u/a dated September 5, 1978, as amended,
Managing Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F.
Ruby, Trustee

By:	Edward R. Broida, Trustee of The Edward R. Broida
Trust No. 1, u/a dated April 2, 1976, as amended,
Managing Partner

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R.
Broida, Trustee

S-8	First Amendment to Master Agreement

MISSION BAY COUNTRY CLUB APARTMENTS,
a California limited partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby
Trust, u/a dated September 5, 1978, as amended,
General Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F.
Ruby, Trustee

By:	Edward R. Broida, Trustee of The Edward R. Broida
Trust No. 1, u/a dated April 2, 1976, as amended,
General Partner

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R.
Broida, Trustee

S-9	First Amendment to Master Agreement

MOUNTAIN VIEW COUNTRY CLUB APARTMENTS,
a California general partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby
Trust, u/a dated September 5, 1978, as amended,
Class B Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F.
Ruby, Trustee

By:	Edward R. Broida, Trustee of The
Edward R. Broida Trust No. 1, u/a
dated April 2, 1976, as amended, Class B Member

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for
Edward R. Broida, Trustee

S-10	First Amendment to Master Agreement

NEWPORT BEACH COUNTRY CLUB APARTMENTS,
a California limited partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby
Trust, u/a dated September 5, 1978, as amended,
General Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F.
Ruby, Trustee

By:	Edward R. Broida, Trustee of The Edward R. Broida
Trust No. 1, u/a dated April 2, 1976, as amended,
General Partner

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R.
Broida, Trustee

S-11	First Amendment to Master Agreement

OAKWOOD GARDEN APARTMENTS — NEWPORT BEACH,
a California limited partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby
Trust, u/a dated September 5, 1978, as amended,
General Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F.
Ruby, Trustee

By:	Edward R. Broida, Trustee of The Edward R. Broida
Trust No. 1, u/a dated April 2, 1976, as amended,
General Partner

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R.
Broida, Trustee

S-12	First Amendment to Master Agreement

OAKWOOD GARDEN APARTMENTS – SAN JOSE NORTH, a California limited partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby Trust, u/a dated September 5, 1978, as amended, General Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F. Ruby, Trustee

By:	Edward R. Broida, Trustee of The Edward R. Broida Trust No. 1, u/a dated April 2, 1976, as amended, General Partner

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R. Broida, Trustee

S-13	First Amendment to Master Agreement

OAKWOOD GARDEN APARTMENTS – WOODLAND HILLS, a California limited partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby Trust, u/a dated September 5, 1978, as amended, General Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F. Ruby, Trustee

By:	Edward R. Broida, Trustee of The Edward R. Broida Trust No. 1, u/a dated April 2, 1976, as amended, General Partner

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R. Broida, Trustee

S-14	First Amendment to Master Agreement

SAN JOSE COUNTRY CLUB APARTMENTS, a California limited partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby Trust, u/a dated September 5, 1978, as amended, General Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F. Ruby, Trustee

By:	Edward R. Broida, Trustee of The Edward R. Broida Trust No. 1, u/a dated April 2, 1976, as amended, General Partner

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R. Broida, Trustee

S-15	First Amendment to Master Agreement

SEAL BEACH COUNTRY CLUB APARTMENTS, a California general partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby Trust, u/a dated September 5, 1978, as amended, General Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F. Ruby, Trustee

By:	Edward R. Broida, Trustee of The Edward R. Broida Trust No. 1, u/a dated April 2, 1976, as amended, General Partner

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R. Broida, Trustee

S-16	First Amendment to Master Agreement

SHERMAN OAKS COUNTRY CLUB APARTMENTS, a California limited partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby Trust, u/a dated September 5, 1978, as amended, General Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F. Ruby, Trustee

By:	Edward R. Broida, Trustee of The Edward R. Broida Trust No. 1, u/a dated April 2, 1976, as amended, General Partner

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R. Broida, Trustee

S-17	First Amendment to Master Agreement

SOUTH BAY CLUB APARTMENTS – MID WILSHIRE, a California limited partnership

By:	SBCA-Mid Wilshire GP, LLC, a Delaware limited liability company, General Partner

	By:	Howard F. Ruby, Manager

		By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F. Ruby

S-18	First Amendment to Master Agreement

SOUTH BAY CLUB APARTMENTS – MID WILSHIRE II, L.P., a California limited partnership

By:	SBCA-Mid Wilshire GP, LLC, a Delaware limited liability company, General Partner

	By:	Howard F. Ruby, Manager

		By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F. Ruby

S-19	First Amendment to Master Agreement

SOUTH BAY CLUB APARTMENTS – VAN NUYS, a California general partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby Trust, u/a dated September 5, 1978, as amended, Class B Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F. Ruby, Trustee

By:	Edward R. Broida, Trustee of The Edward R. Broida Trust No. 1, u/a dated April 2, 1976, as amended, Class B Member

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R. Broida, Trustee

S-20	First Amendment to Master Agreement

SUNSET TERRACE APARTMENTS, a California limited partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby Trust, u/a dated September 5, 1978, as amended, General Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F. Ruby, Trustee

By:	Edward R. Broida, Trustee of The Edward R. Broida Trust No. 1, u/a dated April 2, 1976, as amended, General Partner

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R. Broida, Trustee

S-21	First Amendment to Master Agreement

TOLUCA HILLS COUNTRY CLUB APARTMENTS, a California limited partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby Trust, u/a dated September 5, 1978, as amended, General Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F. Ruby, Trustee

By:	Edward R. Broida, Trustee of The Edward R. Broida Trust No. 1, u/a dated April 2, 1976, as amended, General Partner

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R. Broida, Trustee

S-22	First Amendment to Master Agreement

VERDUGO PARKVIEW APARTMENTS, a California limited partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby Trust, u/a dated September 5, 1978, as amended, General Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F. Ruby, Trustee

By:	Edward R. Broida, Trustee of The Edward R. Broida Trust No. 1, u/a dated April 2, 1976, as amended, General Partner

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R. Broida, Trustee

S-23	First Amendment to Master Agreement

WESTSIDE COUNTRY CLUB APARTMENTS, a California limited partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby Trust, u/a dated September 5, 1978, as amended, General Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F. Ruby, Trustee

By:	Edward R. Broida, Trustee of The Edward R. Broida Trust No. 1, u/a dated April 2, 1976, as amended, General Partner

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R. Broida, Trustee

S-24	First Amendment to Master Agreement

WOODLAND HILLS COUNTRY CLUB APARTMENTS, a California limited partnership

By:	Howard F. Ruby, Trustee of The Howard F. Ruby Trust, u/a dated September 5, 1978, as amended, General Partner

	By:	/s/ Darby T. Keen

Darby T. Keen, Attorney-in-Fact for Howard F. Ruby, Trustee

By:	Edward R. Broida, Trustee of The Edward R. Broida Trust No. 1, u/a dated April 2, 1976, as amended, General Partner

	By:	/s/ Richard D. Holt

Richard D. Holt, Attorney-in-Fact for Edward R. Broida, Trustee

S-25	First Amendment to Master Agreement